UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/10

The following N-CSR relates only to the series of the Registrant listed below, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Global Equity

Income Fund

ANNUAL REPORT October 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Equity
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Equity Income Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Fed, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by James Harries, Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 13.86%, Class C shares returned 13.24% and Class I shares returned 14.39%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 13.91% for the same period.2

Despite bouts of market volatility, a recovering global economy propelled international stocks to double-digit gains over the reporting period.The fund produced returns relatively in line with its benchmark, primarily due to the success of our investment strategies in the consumer goods, financials and technology sectors.

The Fund’s Investment Approach

The fund seeks total return, consisting of capital appreciation and income.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities, seeking to focus on dividend-paying stocks of companies located in emerging as well as developed capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be relatively attractive, we seek attractively priced stocks of companies that we believe to have sustainable competitive advantages.

Heightened Volatility in a Slow-Growth Economy

Robust economic growth in the emerging markets supported global manufacturing activity into the first quarter of 2010, fueling improved confidence among businesses, consumers and investors worldwide.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

However, investor sentiment deteriorated in the spring and summer of 2010 due to a sovereign debt crisis in Europe. In addition, investors worried that efforts to forestall inflationary pressures in China might dampen a key engine of global economic growth. An appreciating currency hurt exports in Japan, and high unemployment levels weighed on the United States. Fortunately, the effects of these concerns proved temporary, as strong corporate earnings, signs of gradual economic improvement in many developed markets and additional stimulative programs from certain central banks sparked a market rally later in the reporting period that erased previous losses.

Security Selections Boosted Fund’s Results

The fund’s relative performance was especially strong in the consumer goods sector, where a number of companies had been punished severely in the previous downturn and rebounded strongly during the recovery. For example, tobacco companies Reynolds American and Philip Morris International bounced back from what we believed to be oversold levels as investors responded positively to their high dividend yields in a low interest-rate environment.

The fund also achieved above-average returns in the financials sector, where underweighted exposure to large western banks helped it avoid their relative weakness. Key to our “All Change” investment theme is the idea that, in the wake of the recession and financial crisis, elevated levels of consumption can no longer be supported by low-cost debt.We believe that, as the world de-leverages, banks and other financial institutions must look elsewhere for earnings. In addition to avoiding many of the industry’s laggards, the fund scored some successes among banks that have been relatively insulated from recent financial crises, including Norway’s DnB NOR, DBS Group Holdings in Singapore and U.K.-based Standard Chartered.Also in the financials sector, property-related stocks The Link REIT in Hong Kong and Mapletree Logistics Trust in Singapore gained value along with real estate prices in some Asian cities.

Results from the technology sector were bolstered by Taiwanese smartphone manufacturer HTC, which prospered when its handsets using the Android operating system gained popularity worldwide.

Disappointments during the reporting period were concentrated in the consumer services sector, where the fund did not participate in the

4

rebounds of several media, retail and travel-and-leisure companies that we continue to believe have poor long-term prospects. Likewise, underweighted exposure to the industrials sector dampened the fund’s relative performance. In the utilities sector, Brazilian power producers Transmissora Alianca de Energia Eletrica and Cia de Saneamento de Minas Gerais-COPASA lagged market averages after posting robust gains last year.

Finding Opportunities in Unsettled Markets

We expect the subpar global economic recovery to persist, with generally sluggish growth in developed markets and more robust expansion in emerging markets. Although the fund ended the reporting period with an emphasis on Asian emerging markets, we are aware that they already have posted robust gains, potentially making them vulnerable to a market correction. Consequently, we have begun to reduce the fund’s overweighted exposure to Asia in favor of developed markets where income-oriented stocks are more attractively valued. More generally, in our analysis, persistently low interest rates in many markets are likely to support demand for dividend-paying stocks.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The FTSE World Index is an unmanaged, free-floating, market-
capitalization weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and midcap companies in developed and advanced emerging markets. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Global Equity Income Fund Class A shares, Class C shares and Class I shares and the FTSE World Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global Equity Income Fund on 10/18/07 (inception date) to a $10,000 investment made in the FTSE World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 10/31/07 is used as the beginning value on 10/18/07.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged, free-float market capitalization-weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and mid-cap companies in developed and advanced emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	10/18/07	7.33%		–5.97%
without sales charge	10/18/07	13.86%		–4.12%
Class C shares
with applicable redemption charge †	10/18/07	12.24%		–4.81%
without redemption	10/18/07	13.24%		–4.81%
Class I shares	10/18/07	14.39%		–3.78%
FTSE World Index††	10/31/07	13.91%		–7.54%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
For comparative purposes, the value of the Index as of 10/31/07 is used as the beginning value on 10/18/07.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.91	$11.85	$6.60
Ending value (after expenses)	$1,092.90	$1,089.70	$1,095.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.63	$11.42	$6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

† Expenses are equal to the fund's annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for
Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2010

Common Stocks—92.3%	Shares	Value ($)
Australia—2.4%
AMP	22,782	119,168
QBE Insurance Group	11,299	190,147
		309,315
Brazil—3.4%
Cia de Saneamento de Minas Gerais—Copasa	11,600	178,063
Tele Norte Leste Participacoes, ADR	10,597	162,558
Transmissora Alianca de Energia Eletrica	5,499	108,036
		448,657
Finland—1.0%
Nokia	11,832	127,791
France—3.0%
Suez Environnement	7,413	144,909
Total	4,483	243,620
		388,529
Germany—10.1%
Bayer	5,033	375,606
Deutsche Post	18,640	347,640
Deutsche Telekom	27,139	393,209
Muenchener Rueckversicherungs	1,289	201,560
		1,318,015
Hong Kong—4.4%
Hopewell Highway Infrastructure	241,650	180,507
HSBC Holdings	12,000	124,702
Link REIT	87,500	269,795
		575,004
Netherlands—5.1%
Reed Elsevier	11,859	154,524
Royal Dutch Shell, Cl. A	8,027	255,840
Unilever	8,685	257,532
		667,896
Norway—3.6%
DnB NOR	19,794	271,734
Statoil	9,095	198,622
		470,356

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Poland—1.9%
Telekomunikacja Polska	39,436	251,123
Singapore—6.1%
DBS Group Holdings	23,500	252,376
Mapletree Logistics Trust	240,030	166,906
Parkway Life Real Estate Investment Trust	97,000	125,157
Singapore Technologies Engineering	97,000	248,065
		792,504
South Africa—4.1%
Gold Fields	15,237	238,441
MTN Group	16,247	292,237
		530,678
Switzerland—6.7%
Novartis	3,408	197,578
Roche Holding	2,246	329,807
Zurich Financial Services	1,453	355,701
		883,086
Taiwan—3.0%
HTC	6,069	136,952
Taiwan Semiconductor
Manufacturing	127,421	261,321
		398,273
Thailand—1.9%
Advanced Info Service	83,000	247,078
United Kingdom—12.2%
Aberdeen Asset Management	30,895	88,020
BAE Systems	29,167	161,099

10

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
BP	23,902		163,080
Cable & Wireless Communications	49,979		42,805
Cable & Wireless Worldwide	49,772		55,986
GlaxoSmithKline	12,877		251,936
ICAP	16,718		122,208
Scottish & Southern Energy	7,565		139,765
Vodafone Group	159,004		432,746
Willis Group Holdings	4,142		131,716
			1,589,361
United States—23.4%
Annaly Capital Management	14,115	[a]	249,977
AT&T	8,921		254,249
Clorox	2,382		158,522
Coca-Cola	2,527		154,956
ConocoPhillips	3,224		191,506
Eli Lilly & Co.	5,429		191,101
Merck & Co.	6,937		251,674
PDL BioPharma	17,300		90,479
Pfizer	14,636		254,666
Philip Morris International	4,824		282,204
Procter & Gamble	2,506		159,306
Reynolds American	8,718		565,798
Transocean	3,990	[b]	252,806
			3,057,244
Total Common Stocks
(cost $10,955,035)			12,054,910

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes—3.2%		Rate (%)	Date	Amount ($)	Value ($)
Germany—1.3%
Fresenius Finance Jersey,
Sr. Unscd. Bonds, Ser. FME	EUR	5.63	8/14/11	100,000 [c]	173,976
United Kingdom—1.9%
Standard Chartered,
Jr. Sub. Notes		8.13	11/27/13	230,000	247,250
Total Bonds and Notes
(cost $354,219)					421,226

Other Investment—6.8%				Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $890,000)				890,000 [d]	890,000
Total Investments (cost $12,199,254)				102.3%	13,366,136
Liabilities, Less Cash and Receivables				(2.3%)	(301,576)
Net Assets				100.0%	13,064,560

ADR—American Depository Receipts
REIT—Real Estate Investment Trust

a Investment in real estate investment trust.
b Non-income producing security.
c Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.6	Money Market Investment	6.8
Telecommunications	16.3	Materials	4.7
Consumer Goods	12.1	Utilities	4.4
Health Care	12.0	Technology	4.0
Oil & Gas	10.0	Consumer Services	1.2
Industrial	7.2		102.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		11,309,254	12,476,136
Affiliated issuers		890,000	890,000
Cash			188,985
Cash denominated in foreign currencies		89,112	93,153
Receivable for shares of Beneficial Interest subscribed			80,951
Dividends and interest receivable			40,249
Unrealized appreciation on forward foreign currency
exchange contracts—Note 4			1,506
Prepaid expenses			16,064
			13,787,044
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			9,615
Payable for investment securities purchased			546,239
Unrealized depreciation on forward foreign currency
exchange contracts—Note 4			103,117
Payable for shares of Beneficial Interest redeemed			13,009
Accrued expenses			50,504
			722,484
Net Assets ($)			13,064,560
Composition of Net Assets ($):
Paid-in capital			13,487,154
Accumulated undistributed investment income—net			254,762
Accumulated net realized gain (loss) on investments			(1,743,995)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			1,066,639
Net Assets ($)			13,064,560

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	5,406,284	1,564,347	6,093,929
Shares Outstanding	542,185	156,199	625,954
Net Asset Value Per Share ($)	9.97	10.02	9.74
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $28,707 foreign taxes withheld at source):
Unaffiliated issuers	466,310
Affiliated issuers	434
Total Income	466,744
Expenses:
Management fee—Note 3(a)	79,993
Custodian fees—Note 3(c)	60,096
Auditing fees	48,980
Registration fees	41,162
Shareholder servicing costs—Note 3(c)	20,209
Prospectus and shareholders' reports	7,150
Distribution fees—Note 3(b)	5,916
Legal fees	3,071
Trustees' fees and expenses—Note 3(d)	1,527
Loan commitment fees—Note 2	59
Miscellaneous	18,176
Total Expenses	286,339
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(150,888)
Net Expenses	135,451
Investment Income—Net	331,293
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(22,671)
Net realized gain (loss) on forward foreign currency exchange contracts	51,343
Net Realized Gain (Loss)	28,672
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	908,989
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	(103,742)
Net Unrealized Appreciation (Depreciation)	805,247
Net Realized and Unrealized Gain (Loss) on Investments	833,919
Net Increase in Net Assets Resulting from Operations	1,165,212
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009 [a]
Operations ($):
Investment income—net	331,293	242,169
Net realized gain (loss) on investments	28,672	(1,090,469)
Net unrealized appreciation
(depreciation) on investments	805,247	2,201,924
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,165,212	1,353,624
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(115,533)	(109,249)
Class C Shares	(13,752)	(21,762)
Class I Shares	(124,838)	(23,917)
Class T Shares	—	(8,128)
Total Dividends	(254,123)	(163,056)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,977,236	1,065,848
Class C Shares	1,058,704	155,815
Class I Shares	6,539,111	1,987,426
Dividends reinvested:
Class A Shares	54,173	43,871
Class C Shares	4,451	6,886
Class I Shares	51,783	264
Class T Shares	—	64
Cost of shares redeemed:
Class A Shares	(791,830)	(602,720)
Class C Shares	(311,486)	(441,941)
Class I Shares	(2,804,273)	(591,401)
Class T Shares	—	(184,234)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	5,777,869	1,439,878
Total Increase (Decrease) in Net Assets	6,688,958	2,630,446
Net Assets ($):
Beginning of Period	6,375,602	3,745,156
End of Period	13,064,560	6,375,602
Undistributed investment income—net	254,762	59,434

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009 [a]
Capital Share Transactions:
Class Ab
Shares sold	208,141	149,182
Shares issued for dividends reinvested	5,841	5,939
Shares redeemed	(86,011)	(84,445)
Net Increase (Decrease) in Shares Outstanding	127,971	70,676
Class C
Shares sold	113,469	21,334
Shares issued for dividends reinvested	477	929
Shares redeemed	(34,079)	(61,077)
Net Increase (Decrease) in Shares Outstanding	79,867	(38,814)
Class I
Shares sold	716,960	275,451
Shares issued for dividends reinvested	5,860	31
Shares redeemed	(317,513)	(78,918)
Net Increase (Decrease) in Shares Outstanding	405,307	196,564
Class Tb
Shares issued for dividends reinvested	—	9
Shares redeemed	—	(27,375)
Net Increase (Decrease) in Shares Outstanding	—	(27,366)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 27,375 Class T shares representing $184,234 were converted to
26,935 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	[a]
Per Share Data ($):
Net asset value, beginning of period	9.03	7.35	13.14	12.50
Investment Operations:
Investment income—net[b]	.31	.36	.44	.02
Net realized and unrealized
gain (loss) on investments	.92	1.60	(5.90)	.62
Total from Investment Operations	1.23	1.96	(5.46)	.64
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.33)	—
Net asset value, end of period	9.97	9.03	7.35	13.14
Total Return (%)[c]	13.86	27.73	(42.41)	5.04	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.13	4.03	5.84	26.08	[e]
Ratio of net expenses
to average net assets	1.50	1.49	1.44	1.50	[e]
Ratio of net investment income
to average net assets	3.36	5.05	3.88	3.62	[e]
Portfolio Turnover Rate	56.17	70.29	99.04	3.45	[d]
Net Assets, end of period ($ x 1,000)	5,406	3,738	2,523	2,211

a From October 18, 2007 (commencement of operations) to October 31, 2007.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	[a]
Per Share Data ($):
Net asset value, beginning of period	9.01	7.33	13.13	12.50
Investment Operations:
Investment income—net[b]	.21	.32	.36	.01
Net realized and unrealized
gain (loss) on investments	.97	1.58	(5.89)	.62
Total from Investment Operations	1.18	1.90	(5.53)	.63
Distributions:
Dividends from investment income—net	(.17)	(.22)	(.27)	—
Net asset value, end of period	10.02	9.01	7.33	13.13
Total Return (%)[c]	13.24	26.53	(42.76)	4.96	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.92	4.81	7.06	26.83	[e]
Ratio of net expenses
to average net assets	2.25	2.25	2.18	2.25	[e]
Ratio of net investment income
to average net assets	2.31	4.44	3.35	2.86	[e]
Portfolio Turnover Rate	56.17	70.29	99.04	3.45	[d]
Net Assets, end of period ($ x 1,000)	1,564	688	844	315

a From October 18, 2007 (commencement of operations) to October 31, 2007.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007	[a]
Per Share Data ($):
Net asset value, beginning of period	8.83	7.34	13.14	12.50
Investment Operations:
Investment income—net[b]	.35	.34	.45	.02
Net realized and unrealized
gain (loss) on investments	.89	1.61	(5.90)	.62
Total from Investment Operations	1.24	1.95	(5.45)	.64
Distributions:
Dividends from investment income—net	(.33)	(.46)	(.35)	—
Net asset value, end of period	9.74	8.83	7.34	13.14
Total Return (%)	14.39	28.21	(42.27)	5.04	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.82	3.78	5.32	25.84	[d]
Ratio of net expenses
to average net assets	1.25	1.24	1.21	1.25	[d]
Ratio of net investment income
to average net assets	3.85	4.99	3.90	3.86	[d]
Portfolio Turnover Rate	56.17	70.29	99.04	3.45	[c]
Net Assets, end of period ($ x 1,000)	6,094	1,949	177	315

a From October 18, 2007 (commencement of operations) to October 31, 2007.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: ClassA, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 191,614 Class A and 24,000 Class C shares of the fund.

20

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	421,226	—	421,226
Equity Securities —
Domestic†	3,057,244	—	—	3,057,244
Equity Securities —
Foreign†	8,997,666	—	—	8,997,666
Mutual Funds	890,000	—		890,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	1,506	—	1,506
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(103,117)	—	(103,117)

† See Statement of Investments for country and industry classification.
Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund's financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

24

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2009	($)	Purchases ($)	Sales ($)	10/31/2010	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		6,988,000	6,098,000	890,000		6.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $257,538, accumulated capital losses $1,410,509 and unrealized appreciation $730,377.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $550,003 of the carryover expires in fiscal 2016, $798,586 expires in fiscal 2017 and $61,920 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $254,123 and $163,056, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and amortization of premiums, the fund increased accumulated undistributed investment income-net by $118,158 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2011, to waive receipt of its fees and/or assume certain expenses of the fund so that the fund’s annual operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest fees, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $150,888 during the period ended October 31, 2010.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2010, the Distributor retained $622 from commissions earned on sales of the fund’s Class A shares.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets. During the period ended October 31, 2010, Class C shares were charged $5,916, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $9,819 and $1,972, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $1,806 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

28

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $378 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $60,096 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $8,922, Rule 12b-1 distribution plan fees $891, shareholder services plan fees $1,370, custodian fees $7,212, chief compliance officer fees $2,248 and transfer agency per account fees $169, which are offset against an expense reimbursement currently in effect in the amount of $11,197.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Open-End Funds will pay each Board member who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Board members.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2010, amounted to $10,419,288 and $5,069,221, respectively.

30

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended October 31, 2010:

	Average Market Value ($)	Average Net Assets (%)
Forward contracts	1,118,563	11.89

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 11/2/2010	53,036	84,321	84,982	661
Euro,
Expiring 11/1/2010	62,125	86,026	86,466	440
Hong Kong Dollar,
Expiring 11/2/2010	64,798	8,358	8,360	2
Norwegian Krone,
Expiring 11/2/2010	110,626	18,633	18,889	256
Singapore Dollar,
Expiring 11/3/2010	13,961	10,754	10,786	32
South African Rand,
Expiring 11/4/2010	343,996	49,106	49,107	1
Swiss Franc,
Expiring 11/2/2010	23,283	23,546	23,660	114
Thai Baht,
Expiring 11/3/2010	508,216	17,060	16,952	(108)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 1/14/2011	230,000	190,440	223,141	(32,701)
Brazilian Real,
Expiring 12/15/2010	681,000	347,893	396,835	(48,942)
British Pound,
Expiring 2/15/2011	196,000	311,208	313,755	(2,547)
Euro,
Expiring 2/15/2011	264,000	348,042	366,861	(18,819)
Gross Unrealized Appreciation				1,506
Gross Unrealized Depreciation				(103,117)

At October 31, 2010, the cost of investments for federal income tax purposes was $12,638,525; accordingly, accumulated net unrealized appreciation on investments was $727,611, consisting of $1,302,607 gross unrealized appreciation and $574,996 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Equity Income Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Equity Income Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from October 18, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $390,094 as income sourced from foreign countries for the fiscal year ended October 31, 2010 in accordance with Section 853(c) (2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $25,211 as taxes paid from foreign countries for the fiscal year ended October 31, 2010 in accordance with Section 853(a) of the Internal Revenue Code.Also the fund designates the maximum amount allowable, but not less than $254,123 as ordinary income dividends paid during the fiscal year ended October 31, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011.

34

The Fund 35

36

The Fund 37

38

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Dreyfus

International

Bond Fund

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
23	Statement of Financial Futures
23	Statement of Options Written
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
31	Notes to Financial Statements
54	Report of Independent Registered
Public Accounting Firm
55	Important Tax Information
56	Board Members Information
58	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
International Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility in some of the international bond market’s riskier sectors over the past year. However, on average, emerging markets and sovereign debt have generally outperformed bonds from many developed markets, largely due to the relative underlying fundamental strength of these sovereign entities and solid demand from investors seeking higher levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust global economic growth, but record low short-term interest rates in many developed markets such as the U.S., improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding sovereign and corporate bonds, especially if today’s economic concerns prove to be overstated.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by David Leduc, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus International Bond Fund’s Class A shares produced a total return of 12.11%, Class C shares returned 11.26% and Class I shares returned 12.44%.1 In comparison, the fund’s benchmark, the Barclay’s Capital Global Aggregate Bond ex-U.S. (Unhedged) Index (the “Index”) produced a total return of 6.20% for the same period.2

Despite bouts of market volatility, global bonds generally gained value as long-term interest rates fell in a subpar global economic recovery. In addition, the U.S. dollar depreciated relative to many other currencies, boosting returns for U.S. residents.The fund produced higher returns than its benchmark, primarily due to the success of our interest-rate and currency strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors and securities.We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies. We then focus on sectors and individual securities that appear to be relatively undervalued.

Bond Markets Advanced in a Slow-Growth Economy

Robust economic growth in the emerging markets helped support global manufacturing activity, fueling improved confidence among

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

businesses, consumers and investors early in the reporting period. However, investor sentiment in the developed markets deteriorated during the spring of 2010 due to a sovereign debt crisis in Europe, in which Greece found itself unable to finance a heavy debt load. In addition, inflation fears in China raised concerns that remedial efforts might derail a major engine of global growth.

Fortunately, the effects of these concerns proved temporary, as strong corporate earnings, continued expansion in emerging markets and signs of gradual economic stabilization in developed markets sparked market rallies later in the reporting period. In addition, the U.S. dollar depreciated in advance of a second round of quantitative easing by the U.S. Federal Reserve Board, helping to boost the value of foreign securities for U.S. residents.

Duration and Currency Strategies Boosted Fund’s Results

The fund achieved strong relative performance early in the reporting period from its currency strategy, as an overweighted position in the U.S. dollar and underweighted exposure to the euro helped the fund avoid a weakening euro when concerns intensified regarding the sovereign debt of Greece and other members of the European Union. In addition, except for a tactical investment in Spanish debt later in the reporting period, the fund held no sovereign bonds from Greece, Ireland, Portugal or other European nations at the epicenter of the sovereign debt crisis.

By the end of the summer, we had shifted the fund’s currency exposure to overweighted positions in the local currencies of certain emerging markets, including South Korea, Singapore and Mexico. These positions bolstered fund performance when the U.S. dollar subsequently depreciated.

The fund also benefited from its duration management strategy, which established a relatively long duration in the emerging markets and a shorter-than-average duration in developed markets.This positioning enabled the fund to capture more fully the positive effects of declining long-term interest rates in the emerging markets over much of the reporting period. However, the strategy later became less effective when new policy initiatives from developed-markets central banks sparked a sharp decline in longer-term interest rates in industrialized nations.We successfully employed interest-rate futures and swaps to set the fund’s duration positions.

Finding Opportunities in a Global Marketplace

We expect the subpar global economic recovery to persist, with generally sluggish growth and low inflation in developed markets and more robust expansion in emerging markets.Although central banks are likely to maintain their accommodative monetary policies, fiscal policies have become more restrictive as national governments, particularly in Europe, have adopted austerity budgets to reduce debt.

In our judgment, longer-term interest rates in developed markets could decline somewhat further, but the bulk of bond yield declines are probably behind us.Therefore, the fund recently adopted a neutral duration posture. However, we expect additional devaluation of the U.S. dollar, especially against Asian emerging-markets currencies, and we have maintained the fund’s overweighted exposure to emerging market currencies and rates. Finally, we have reduced the fund’s overweighted exposure to high yield and investment-grade corporate bonds as we do not find their valuations to be as attractive as they were earlier in the reporting period.

November 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital Global Aggregate ex-U.S. (Unhedged) Bond Index provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus International Bond Fund Class A shares, Class C shares and Class I shares and the Barclays Capital Global Aggregate Ex-U.S. Index (unhedged)

† Source: Barclays Capital Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus International Bond Fund on 12/30/05 (inception date) to a $10,000 investment made in the Barclays Capital Global Aggregate Ex-U.S. Index (unhedged) (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests 80% of its assets primarily in fixed-income securities.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Barclays Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/10

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (4.5%)	12/30/05	7.04%		10.61%
without sales charge	12/30/05	12.11%		11.67%
Class C shares
with applicable redemption charge †	12/30/05	10.26%		10.82%
without redemption	12/30/05	11.26%		10.82%
Class I shares	12/30/05	12.44%		11.97%
Barclays Capital Global Aggregate
Ex-U.S. Index (unhedged)††	12/31/05	6.20%		8.16%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
For comparative purposes, the value of the Index as of 12/31/05 is used as the beginning value on 12/30/05.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.71	$9.60	$4.28
Ending value (after expenses)	$1,096.60	$1,092.60	$1,098.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.50	$9.25	$4.13
Ending value (after expenses)	$1,019.76	$1,016.03	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.82% for Class C and .81%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2010

		Coupon	Maturity	Principal
Bonds and Notes—96.0%		Rate (%)	Date	Amount ($)		Value ($)
Argentina—1.0%
Republic of Argentina,
Sr. Unscd. Notes, Ser. 1		8.75	6/2/17	7,850,000		8,183,625
Australia—1.3%
Australian Government,
Sr. Unscd. Bonds, Ser. 124	AUD	5.75	5/15/21	1,030,000	[a]	1,050,594
Queensland Treasury,
Gov’t Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	9,770,000	[a]	9,800,510
						10,851,104
Belgium—.1%
Anheuser-Busch
InBev Worldwide,
Gtd. Notes		8.20	1/15/39	260,000	[b]	367,466
Anheuser-Busch InBev,
Gtd. Notes	GBP	9.75	7/30/24	125,000	[a]	294,087
						661,553
Brazil—2.0%
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/17	22,500,000	[a]	12,561,849
Vale Overseas,
Gtd. Notes		4.63	9/15/20	3,600,000		3,745,094
						16,306,943
Canada—3.9%
Bombardier,
Sr. Notes		7.75	3/15/20	2,465,000	[b]	2,748,475
Canadian Government,
Bonds	CAD	4.00	6/1/16	12,835,000	[a]	13,829,558
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	6,975,000	[a]	10,948,267
Canadian National Railway,
Sr. Unscd. Notes		5.55	3/1/19	280,000		331,374
Teck Resources,
Sr. Scd. Notes		10.75	5/15/19	2,610,000		3,339,234
						31,196,908
Chile—.5%
Republic of Chile,
Notes	CLP	5.50	8/5/20	1,718,000,000	[a]	3,726,530

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Egypt—1.7%
Egypt Treasury,
Bills, Ser. 182	EGP	0.00	2/15/11	80,800,000	[a,c]	13,619,622
Foreign Governmental—.1%
European Investment Bank,
Sr. Unscd. Bonds	JPY	1.40	6/20/17	38,600,000	[a]	507,078
France—2.9%
Crown Euro Holdings,
Sr. Notes	EUR	7.13	8/15/18	950,000	[a,b]	1,388,328
Electricite De France,
Sr. Unscd. Notes	EUR	5.00	5/30/14	650,000	[a]	995,724
GDF Suez,
Sr. Unscd. Notes	EUR	6.25	1/24/14	510,000	[a]	798,819
Government of France,
Bonds	EUR	4.75	4/25/35	10,995,000	[a]	18,759,782
PPR,
Sr. Unscd. Notes	EUR	8.63	4/3/14	995,000	[a]	1,637,850
						23,580,503
Germany—8.5%
BMW Finance,
Gtd. Notes	EUR	3.88	1/18/17	1,300,000	[a]	1,891,057
BMW Finance,
Gtd. Notes	EUR	5.25	2/4/11	350,000	[a]	491,426
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	355,000	[a]	545,787
Bundesrepublik Deutschland,
Bonds, Ser. 09	EUR	3.25	1/4/20	12,550,000	[a]	18,591,813
Bundesrepublik Deutschland,
Bonds, Ser. 08	EUR	4.25	7/4/18	18,970,000	[a]	30,031,974
Bundesrepublik Deutschland,
Bonds, Ser. 08	EUR	4.75	7/4/40	2,590,000	[a]	4,801,574
Daimler International Finance,
Gtd. Notes	EUR	5.88	9/8/11	350,000	[a]	503,666
Daimler International Finance,
Gtd. Notes, Ser. 6	EUR	6.88	6/10/11	345,000	[a]	494,543
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	580,000	[a]	874,105
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	620,000	[a]	997,017

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Germany (continued)
Eurohypo,
Bonds, Ser. 2212	EUR	4.50	1/21/13	440,000	[a,b]	648,748
Heidelbergcement Finance,
Gtd. Bonds	EUR	7.50	4/3/20	1,350,000	[a]	1,944,704
Heidelbergcement Finance,
Gtd. Notes	EUR	8.50	10/31/19	3,845,000	[a]	5,860,268
KFW,
Gov’t Gtd. Notes	JPY	2.05	2/16/26	3,000,000	[a]	40,108
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	550,000	[a]	952,978
						68,669,768
Hong Kong—.5%
Asian Development Bank,
Sr. Unscd. Notes, Ser. HK	CNY	2.85	10/21/20	25,000,000	[a,d]	3,755,172
Indonesia—1.7%
Indonesia Government,
Sr. Unscd. Bonds, Ser. FR44	IDR	10.00	9/15/24	7,000,000,000	[a,e]	920,614
Indonesia Government,
Sr. Unscd. Bonds, Ser. FR44	IDR	10.00	9/15/24	10,000,000,000	[a,e]	1,315,163
Indonesia Government,
Sr. Unscd. Bonds, Ser. FR36	IDR	11.50	9/15/19	12,500,000,000	[a,e]	1,772,786
Indonesia Government,
Sr. Unscd. Bonds, Ser. FR23	IDR	11.00	12/15/12	79,025,000,000	[a]	9,727,842
						13,736,405
Ireland—1.8%
Irish Government,
Notes	EUR	5.00	10/18/20	11,865,000	[a]	14,274,363
Italy—5.5%
Enel Finance International,
Gtd. Notes		5.70	1/15/13	1,345,000	[b]	1,458,277
Enel Finance International,
Gtd. Notes		5.13	10/7/19	1,950,000	[b]	2,116,485
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	3.50	6/1/14	2,425,000	[a]	3,485,109
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	3.75	8/1/15	7,950,000	[a]	11,538,106

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Italy (continued)
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	4.25	3/1/20	13,220,000	[a]	19,065,198
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	5.00	9/1/40	2,960,000	[a]	4,282,716
Telecom Italia Capital,
Gtd. Notes		7.18	6/18/19	2,100,000		2,536,332
						44,482,223
Jamaica—.1%
Digicel,
Sr. Notes		8.25	9/1/17	1,100,000	[b]	1,161,875
Japan—12.8%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	34,000,000	[a]	409,264
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.70	9/20/22	24,000,000	[a]	313,701
Japan Finance Organization
for Municipalities,
Gov’t Gtd. Notes	JPY	1.35	11/26/13	11,000,000	[a]	141,390
Japan Government,
Sr. Unscd. Bonds, Ser. 288	JPY	1.70	9/20/17	2,659,300,000	[a]	35,790,668
Japan Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	3,319,850,000	[a]	39,472,179
Japan Government,
Sr. Unscd. Bonds, Ser. 303	JPY	1.40	9/20/19	1,863,350,000	[a]	24,281,717
Japan Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	210,000,000	[a]	2,559,686
						102,968,605
Kazakhstan—.2%
Kazakhstan Temir Zholy,
Gtd. Notes		6.38	10/6/20	1,600,000	[b,f]	1,680,000
Luxembourg—.2%
Arcelormittal,
Sr. Unscd. Notes		3.75	8/5/15	1,800,000		1,855,564
Malaysia—.6%
Malaysian Government,
Sr. Unscd. Bonds, Ser. 0409	MYR	3.74	2/27/15	15,250,000	[a]	4,963,251

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Mexico—1.9%
America Movil Sab de CV,
Gtd. Notes		5.00	3/30/20	1,755,000		1,926,967
Mexican Bonos,
Bonds, Ser. M 10	MXN	7.75	12/14/17	83,660,000	[a]	7,578,046
Mexican Bonos,
Bonds, Ser. M 20	MXN 10.00		12/5/24	50,930,000	[a]	5,553,713
						15,058,726
Netherlands—1.8%
Elsevier Finance,
Gtd. Notes	EUR	6.50	4/2/13	900,000	[a]	1,382,725
Netherlands Government,
Bonds	EUR	4.00	7/15/18	2,095,000	[a]	3,227,887
Netherlands Government,
Bonds	EUR	4.00	1/15/37	5,300,000	[a]	8,518,137
Storm,
Ser. 2005, Cl. A	EUR	1.04	5/26/47	1,052,975	[a,e]	1,445,950
						14,574,699
Norway—.3%
DnB NOR Boligkreditt,
Covered Bonds	EUR	3.38	1/20/17	1,950,000	[a]	2,815,163
Philippines—.2%
Republic of Philippines,
Sr. Unscd. Notes	PHP	4.95	1/15/21	56,000,000	[a]	1,386,562
Poland—1.4%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	32,255,000	[a]	11,443,964
South Korea—.0%
Export-Import
Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	100,000	[a]	148,812
Spain—7.2%
BBVA Senior Finance,
Bank Gtd. Notes	EUR	3.88	8/6/15	2,600,000	[a,f]	3,664,784
Santander International,
Bank Gtd. Notes	EUR	3.50	3/10/15	2,650,000	[a]	3,710,070
Spanish Government,
Bonds	EUR	5.40	7/30/11	21,745,000	[a]	31,262,088

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Spain (continued)
Spanish Government,
Bonds	EUR	4.40	1/31/15	11,395,000	[a]	16,804,885
Telefonica Emisiones,
Gtd. Notes	EUR	5.43	2/3/14	1,750,000	[a]	2,629,976
						58,071,803
Sri Lanka—.4%
Republic of Sri Lanka,
Sr. Unscd. Notes		6.25	10/4/20	2,825,000	[b,f]	2,948,594
Sweden—1.8%
Stadshypotek,
Covered Bonds	EUR	3.00	10/1/14	3,675,000	[a]	5,272,095
Swedish Government,
Bonds, Ser. 1052	SEK	4.25	3/12/19	23,770,000	[a]	3,944,977
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	550,000	[a]	84,425
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	34,300,000	[a]	5,265,079
						14,566,576
Switzerland—.4%
Holcim Capital,
Gtd. Notes		6.88	9/29/39	290,000	[b]	304,385
Holcim US Finance,
Gtd. Notes		6.00	12/30/19	2,920,000	[b]	3,179,477
						3,483,862
Ukraine—.3%
Ukraine Government,
Bonds		7.75	9/23/20	2,845,000	[b]	2,887,675
United Kingdom—11.9%
Arkle Master Issuer,
Ser. 2010-2A, Cl. 2A	EUR	2.29	5/17/60	2,600,000	[a,b,e]	3,618,700
Arkle Master Issuer,
Ser. 2006-2A, Cl. 3A1		0.46	2/17/52	4,050,000	[b,e]	4,036,088
Arran Residential
Mortgages Funding,
Ser. 2006-1A, Cl. A2B		0.36	4/12/56	5,143,583	[b,e]	5,105,109
Diageo Capital,
Gtd. Notes	EUR	5.50	7/1/13	345,000	[a]	521,981
FCE Bank,
Sr. Unscd. Notes	EUR	7.13	1/16/12	3,400,000	[a]	4,939,415

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United Kingdom (continued)
Holmes Master Issuer,
Ser. 2007-2A, Cl. 3A1		0.37	7/15/21	3,610,000	[e]	3,579,459
Lloyds TSB Bank,
Sr. Unscd. Notes	EUR	6.38	6/17/16	2,405,000	[a]	3,739,799
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	260,000		308,769
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	1,315,000	[a]	1,999,913
Nationwide Building Society,
Covered Notes	EUR	2.88	9/14/15	2,105,000	[a]	2,906,716
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	4,750,000	[f]	5,008,087
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/15	1,745,000	[a]	2,424,170
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	1,385,000	[a]	2,073,332
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/36	11,310,000	[a]	18,482,267
United Kingdom Gilt,
Bonds	GBP	2.25	3/7/14	6,105,000	[a]	10,108,770
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	7,465,000	[a]	12,171,522
United Kingdom Gilt,
Bonds	GBP	4.50	3/7/19	8,265,000	[a]	14,822,967
						95,847,064
United States—23.0%
AES,
Sr. Unscd. Notes		7.75	10/15/15	2,055,000		2,260,500
Ally Auto
Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	1,925,000		1,946,766
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	2,800,000		3,114,924
Aramark,
Gtd. Notes		8.50	2/1/15	3,000,000		3,165,000
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	1,090,000		1,239,925
Ball,
Gtd. Notes		7.38	9/1/19	1,665,000		1,864,800

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Bank of America,
Sr. Unscd. Notes		4.90	5/1/13	575,000		607,358
Bank of America,
Sr. Unscd. Notes		5.63	7/1/20	4,175,000		4,337,278
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T26, Cl. A4		5.47	1/12/45	375,000	[e]	411,228
Bear Stearns Commercial
Mortgage Securities,
Ser. 2006-T22, Cl. A4		5.51	4/12/38	1,535,000	[e]	1,714,291
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T28, Cl. A4		5.74	9/11/42	4,785,000	[e]	5,269,791
Cargill,
Sr. Unscd. Notes	EUR	4.38	4/29/13	950,000	[a]	1,390,544
CCO Holdings Capital,
Gtd. Notes		7.88	4/30/18	2,405,000	[b]	2,567,338
Celanese US Holdings,
Gtd. Notes		6.63	10/15/18	465,000	[b]	495,225
Chesapeake Energy,
Gtd. Bonds	EUR	6.25	1/15/17	2,138,000	[a]	3,070,996
Chrysler Financial
Auto Securitization,
Ser. 2010-A, Cl. D		3.52	8/8/16	2,900,000		2,914,408
Citigroup Commercial
Mortgage Trust,
Ser. 2007-C6, Cl. A4		5.70	12/10/49	1,375,000	[e]	1,478,762
Clear Channel Worldwide,
Gtd. Notes		9.25	12/15/17	115,000		124,775
Clear Channel Worldwide,
Gtd. Notes, Ser. B		9.25	12/15/17	2,210,000		2,425,475
CMS Energy,
Sr. Unscd. Notes		4.25	9/30/15	1,435,000		1,470,671
Consol Energy,
Gtd. Notes		8.00	4/1/17	1,965,000	[b]	2,161,500
Consol Energy,
Gtd. Notes		8.25	4/1/20	1,110,000	[b]	1,243,200
CSC Holdings,
Sr. Unscd. Notes		8.50	4/15/14	1,654,000		1,852,480

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
CVS Pass-Through Trust,
Pass Thru Certificates	6.04	12/10/28	2,322,604		2,448,689
Davita,
Gtd. Notes	6.38	11/1/18	2,005,000		2,055,125
Denbury Resources,
Gtd. Notes	7.50	12/15/15	420,000		437,850
Discovery Communications,
Gtd. Notes	5.05	6/1/20	1,515,000		1,671,566
Dish DBS,
Gtd. Notes	7.75	5/31/15	1,050,000		1,148,438
Dish DBS,
Gtd. Notes	7.13	2/1/16	700,000		745,500
Dish DBS,
Gtd. Notes	7.88	9/1/19	470,000		517,588
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,730,000		2,225,455
Dow Chemical,
Sr. Unscd. Notes	5.90	2/15/15	525,000		592,160
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	2,530,000		2,770,446
Energy Transfer Partners,
Sr. Unscd. Notes	8.50	4/15/14	225,000		267,935
Enterprise
Products Operations,
Gtd. Notes	6.13	10/15/39	1,920,000		2,036,367
EQT,
Sr. Unscd. Notes	8.13	6/1/19	505,000		622,342
Ford Motor Credit,
Sr. Unscd. Notes	6.63	8/15/17	2,075,000		2,323,969
Freeport-McMoRan
Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	4,236,000		4,798,011
Frontier Communications,
Sr. Unscd. Notes	8.25	4/15/17	3,000,000		3,435,000
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	295,000	[b]	309,381
Georgia-Pacific,
Gtd. Notes	7.13	1/15/17	528,000	[b]	570,240

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	71,209		72,171
Goldman Sachs Group,
Sr. Notes		6.00	6/15/20	5,400,000		6,012,203
Goodyear Tire & Rubber,
Sr. Unscd. Notes		10.50	5/15/16	3,085,000	[f]	3,547,750
Gracechurch Mortgage Financing,
Ser. 2007-1A, Cl. 3A1		0.43	11/20/56	4,309,127	[b,e]	4,243,219
HCA,
Sr. Scd. Notes		7.88	2/15/20	1,790,000		1,991,375
Ipalco Enterprises,
Sr. Scd. Notes		7.25	4/1/16	370,000	[b]	405,150
Iron Mountain,
Sr. Sub. Notes		8.38	8/15/21	800,000		901,000
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. ASB		5.51	12/12/44	1,850,427	[e]	1,955,893
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. A2		5.63	12/5/27	4,135,000	[b]	4,669,721
JPMorgan Chase & Co.,
Sr. Unscd. Notes	EUR	6.13	4/1/14	2,400,000	[a]	3,699,743
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	320,000		384,473
Kraft Foods,
Sr. Unscd. Notes	EUR	6.25	3/20/15	2,250,000	[a]	3,569,542
Lamar Media,
Gtd. Notes		6.63	8/15/15	2,247,000		2,317,219
Lamar Media,
Gtd. Notes		7.88	4/15/18	890,000		954,525
Lear,
Gtd. Notes		8.13	3/15/20	2,330,000	[f]	2,603,775
Lear,
Gtd. Bonds		7.88	3/15/18	520,000		568,100
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	7.75	5/15/18	2,440,000	[a,b]	3,480,911
Masco,
Sr. Unscd. Bonds		7.13	3/15/20	3,090,000		3,249,011

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Merrill Lynch & Co.,
Sr. Unscd. Notes	EUR	4.88	5/30/14	1,950,000	[a]	2,779,892
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	7/12/38	99,549		101,956
MGM Resorts International,
Sr. Scd. Notes		11.13	11/15/17	1,920,000		2,217,600
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/24/20	5,125,000		5,343,622
Morgan Stanley,
Sr. Unscd. Notes, Ser. G	EUR	5.50	10/2/17	1,750,000	[a]	2,546,991
NBC Universal,
Sr. Unscd. Notes		5.15	4/30/20	1,325,000	[b]	1,440,539
Newfield Exploration,
Sr. Sub. Notes		6.88	2/1/20	2,485,000		2,665,163
Newfield Exploration,
Sr. Sub. Notes		7.13	5/15/18	695,000		747,125
News America,
Gtd. Notes		6.15	3/1/37	900,000		950,341
News America,
Gtd. Notes		6.90	3/1/19	200,000		248,656
NRG Energy,
Gtd. Notes		7.38	1/15/17	2,420,000		2,528,900
Peabody Energy,
Gtd. Notes		7.38	11/1/16	1,620,000		1,842,750
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	3,035,000		3,376,438
Philip Morris International,
Sr. Unscd. Notes		4.50	3/26/20	650,000		710,640
PNC Funding,
Bank Gtd. Notes		3.63	2/8/15	1,380,000		1,462,024
Range Resources,
Gtd. Notes		6.75	8/1/20	1,150,000		1,239,125
Range Resources,
Gtd. Notes		7.50	10/1/17	960,000		1,030,800
Reed Elsevier Capital,
Gtd. Notes		8.63	1/15/19	805,000		1,058,727
Regency Centers,
Gtd. Notes		4.80	4/15/21	2,250,000		2,271,371

The Fund 19

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Reynolds Group Escrow,
Sr. Scd. Notes	EUR	7.75	10/15/16	2,150,000	[a,b]	3,142,006
Santander Drive Auto
Receivables Trust,
Ser. 2010-1, Cl. A3		1.84	11/17/14	3,050,000		3,067,137
Simon Property Group.
Sr. Unscd. Notes		4.38	3/1/21	3,675,000		3,773,159
Stater Brothers Holdings,
Gtd. Notes		7.75	4/15/15	3,575,000		3,726,938
Vornado,
Ser. 2010-VN0, Cl. A2FX		4.00	9/13/28	5,600,000	[b]	5,680,342
Vornado,
Ser. 2010-VN0, Cl. B		4.74	9/13/28	865,000	[b]	880,361
Vornado,
Ser. 2010-VN0, Cl. C		5.28	9/13/28	1,455,000	[b]	1,486,101
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2		4.38	10/15/41	43,024		44,189
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C21, Cl. A4		5.20	10/15/44	1,000,000	[e]	1,105,685
Wells Fargo & Co.,
Sr. Unscd. Notes, Ser. I		3.75	10/1/14	1,755,000		1,879,026
Windstream,
Gtd. Notes		7.88	11/1/17	1,730,000		1,898,675
WM Covered Bond Program,
Covered Notes	EUR	4.00	9/27/16	510,000	[a]	733,871
Wrigley WM JR,
Sr. Scd. Notes		3.70	6/30/14	2,595,000	[b]	2,714,238
						185,423,466
Total Bonds and Notes
(cost $719,877,952)						774,838,058

		Principal
Short	-Term Investments—1.8%	Amount ($)		Value ($)
	U.S. Treasury Bills;
	0.15%, 12/16/10
	(cost $14,337,301)	14,340,000	[g]	14,337,763
		Face Amount
		Covered by
	Options Purchased—.2%	Contracts ($)		Value ($)
	Call Options
	10-Year USD LIBOR-BBA,
	February 2011 @ 3.63	21,500,000	[h]	1,620,362
	Japanese Yen,
	November 2010 @ 89.83	14,000,000	[h]	14
	Japanese Yen,
	November 2010 @ 88.35	14,000,000	[h]	5,894
	Japanese Yen,
	November 2010 @ 89.65	14,000,000	[h]	6,244
	Japanese Yen,
	August 2011 @ 90	7,100,000	[h]	76,538
	Japanese Yen,
	August 2011 @ 90	14,000,000	[h]	142,296
	Norwegian Krone,
	November 2010 @ 6.26	14,000,000	[h]	21,000
	Swiss Franc,
	November 2010 @ 1.08	14,000,000	[h]	7,070
	Total Options
	(cost $1,574,804)			1,879,418

	Other Investment—.9%	Shares		Value ($)
	Registered Investment Company;
	Dreyfus Institutional Preferred
	Plus Money Market Fund
	(cost $7,119,000)	7,119,000	[i]	7,119,000

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $18,278,517)	18,278,517 [i]	18,278,517
Total Investments (cost $761,187,574)	101.2%	816,452,756
Liabilities, Less Cash and Receivables	(1.2%)	(9,481,694)
Net Assets	100.0%	806,971,062

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
CNY—China Renminbi
EGP—Egyptian Pound
EUR—Euro
GBP—British Pound
IDR—Indonesian Rupiah
JPY—JapaneseYen
MXN—Mexican New Peso
MYR—Malaysian Ringgit
PHP—Philippines Peso
PLN— Polish Zloty
SEK—Swedish Krona
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities had a market value of $69,139,154 or 8.6% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At October 31, 2010, the value of this security amounted to $3,755,172 or .5% of net assets.
e Variable rate security—interest rate subject to periodic change.
f Security, or portion thereof, on loan.At October 31,2010, the market value of the fund’s securities on loan was
$17,572,989 and the market value of the collateral held by the fund was $18,278,517.
g Held by a broker as collateral for open financial futures positions.
h Non-income producing security.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Non-US Government	54.4	Cash & Equivalents	3.2
Corporate-Investment Grade	15.0	US Government	1.8
Securitized	14.6	Options Purchased	.2
Corporate-High Yield	12.0		101.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Short
Australian 3 Year Notes	521	(52,568,725)	December 2010	135,238
U.S. Treasury 2 Year Notes	385	(84,693,986)	December 2010	(357,414)
U.S. Treasury 10 Year Notes	217	(27,403,031)	December 2010	117,218
Financial Futures Long
Canadian 10 Year Bond	43	5,329,572	December 2010	(20,659)
Euro-Bobl	149	24,810,867	December 2010	41,154
Euro-Bond	87	15,648,109	December 2010	(159,039)
Japanese 10 Year Bonds	21	37,370,449	December 2010	282,459
Long Gilt	76	15,022,689	December 2010	(49,357)
U.S. Treasury 30 Year Bonds	17	2,225,938	December 2010	(29,791)
Gross Unrealized Appreciation				576,069
Gross Unrealized Depreciation				(616,260)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2010

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.36
(Premiums received $322,500)	21,500,000	[a]	(192)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,572,989)—Note 1(c):
Unaffiliated issuers		735,790,057	791,055,239
Affiliated issuers		25,397,517	25,397,517
Cash			2,650,340
Cash denominated in foreign currencies		2,215,322	2,250,233
Dividends and interest receivable			10,361,020
Receivable for shares of Beneficial Interest subscribed			4,379,649
Receivable for investment securities sold			3,189,032
Unrealized appreciation on swap contracts—Note 4			1,392,090
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			1,247,189
Prepaid expenses			19,454
			841,941,763
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			673,258
Liability for securities on loan—Note 1(c)			18,278,517
Unrealized depreciation on swap contracts—Note 4			9,349,606
Payable for investment securities purchased			3,942,349
Payable for shares of Beneficial Interest redeemed			1,593,229
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			617,371
Swaps premiums received			349,087
Payable for futures variation margin—Note 4			10,831
Outstanding options written, at value (premiums received
$322,500)—See Statement of Options Written—Note 4			192
Interest payable—Note 2			70
Accrued expenses			156,191
			34,970,701
Net Assets ($)			806,971,062
Composition of Net Assets ($):
Paid-in capital			727,826,326
Accumulated undistributed investment income—net			2,893,492
Accumulated net realized gain (loss) on investments			27,638,633
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($40,191) net unrealized (depreciation) on financial futures]			48,612,611
Net Assets ($)			806,971,062

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	374,362,807	103,905,504	328,702,751
Shares Outstanding	21,251,800	5,998,729	18,572,469
Net Asset Value Per Share ($)	17.62	17.32	17.70

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Interest	25,263,373
Dividends;
Affiliated issuers	20,485
Income from securities lending—Note 1(c)	7,687
Total Income	25,291,545
Expenses:
Management fee—Note 3(a)	3,668,155
Shareholder servicing costs—Note 3(d)	1,536,648
Distribution fees—Note 3(c)	618,178
Custodian fees—Note 3(d)	465,263
Registration fees	124,459
Professional fees	60,716
Prospectus and shareholders’ reports	55,589
Trustees’ fees and expenses—Note 3(b)	42,233
Loan commitment fees—Note 2	1,988
Interest expense—Note 2	644
Miscellaneous	73,262
Total Expenses	6,647,135
Investment Income—Net	18,644,410
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,062,438)
Net realized gain (loss) on options transactions	(1,670,306)
Net realized gain (loss) on financial futures	710,136
Net realized gain (loss) on swap transactions	2,226,227
Net realized gain (loss) on forward foreign currency exchange contracts	21,279,602
Net Realized Gain (Loss)	20,483,221
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	46,210,357
Net unrealized appreciation (depreciation) on options transactions	634,897
Net unrealized appreciation (depreciation) on financial futures	79,723
Net unrealized appreciation (depreciation) on swap transactions	(7,991,500)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,753,443
Net Unrealized Appreciation (Depreciation)	40,686,920
Net Realized and Unrealized Gain (Loss) on Investments	61,170,141
Net Increase in Net Assets Resulting from Operations	79,814,551

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	18,644,410	3,086,310
Net realized gain (loss) on investments	20,483,221	8,595,024
Net unrealized appreciation
(depreciation) on investments	40,686,920	10,203,869
Net Increase (Decrease) in Net Assets
Resulting from Operations	79,814,551	21,885,203
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,286,575)	(2,047,014)
Class C Shares	(1,187,558)	(423,548)
Class I Shares	(4,199,092)	(278,715)
Net realized gain on investments:
Class A Shares	(2,902,893)	—
Class C Shares	(812,274)	—
Class I Shares	(2,131,729)	—
Total Dividends	(16,520,121)	(2,749,277)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	322,578,042	168,091,052
Class C Shares	70,979,651	40,133,739
Class I Shares	256,451,399	123,138,495
Dividends reinvested:
Class A Shares	7,551,988	1,766,695
Class C Shares	1,314,172	257,662
Class I Shares	4,192,549	137,776
Cost of shares redeemed:
Class A Shares	(171,617,175)	(33,022,800)
Class C Shares	(24,060,750)	(3,420,507)
Class I Shares	(84,601,612)	(3,985,595)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	382,788,264	293,096,517
Total Increase (Decrease) in Net Assets	446,082,694	312,232,443
Net Assets ($):
Beginning of Period	360,888,368	48,655,925
End of Period	806,971,062	360,888,368
Undistributed (distributions in excess of)
investment income—net	2,893,492	(250,364)

	Year Ended October 31,
	2010	2009
Capital Share Transactions:
Class A
Shares sold	19,935,676	10,837,689
Shares issued for dividends reinvested	472,790	125,830
Shares redeemed	(10,631,279)	(2,297,542)
Net Increase (Decrease) in Shares Outstanding	9,777,187	8,665,977
Class C
Shares sold	4,438,452	2,628,042
Shares issued for dividends reinvested	83,319	18,481
Shares redeemed	(1,509,697)	(233,238)
Net Increase (Decrease) in Shares Outstanding	3,012,074	2,413,285
Class I
Shares sold	15,788,921	7,689,518
Shares issued for dividends reinvested	261,640	9,489
Shares redeemed	(5,235,986)	(249,511)
Net Increase (Decrease) in Shares Outstanding	10,814,575	7,449,496

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006	[a]
Per Share Data ($):
Net asset value, beginning of period	16.25	13.20	13.77	13.05	12.50
Investment Operations:
Investment income—net[b]	.50	.46	.45	.35	.24
Net realized and unrealized
gain (loss) on investments	1.42	3.30	(.28)	.92	.45
Total from Investment Operations	1.92	3.76	.17	1.27	.69
Distributions:
Dividends from investment income—net	(.35)	(.71)	(.39)	(.52)	(.14)
Dividends from net realized
gain on investments	(.20)	—	(.35)	(.03)	—
Total Distributions	(.55)	(.71)	(.74)	(.55)	(.14)
Net asset value, end of period	17.62	16.25	13.20	13.77	13.05
Total Return (%)[c]	12.11	29.42	1.21	10.06	5.58	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.25	1.47	3.33	4.98	[e,f]
Ratio of net expenses
to average net assets	1.09	1.08	1.10	1.09	1.01	[e]
Ratio of net investment income
to average net assets	3.06	3.27	3.22	2.69	2.29	[e]
Portfolio Turnover Rate	153.71	159.32[g] 168.59[g] 127.97[g] 105.86[d]
Net Assets, end of period ($ x 1,000)	374,363	186,456	37,076	3,429	2,294

a From December 30, 2005 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class A was 4.91%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008 and 2007, were 144.34%, 152.77% and 116.54%, respectively.

See notes to financial statements.

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006	[a]
Per Share Data ($):
Net asset value, beginning of period	16.05	13.08	13.70	13.02	12.50
Investment Operations:
Investment income—net[b]	.37	.36	.34	.25	.16
Net realized and unrealized
gain (loss) on investments	1.39	3.26	(.28)	.92	.45
Total from Investment Operations	1.76	3.62	.06	1.17	.61
Distributions:
Dividends from investment income—net	(.29)	(.65)	(.33)	(.46)	(.09)
Dividends from net realized
gain on investments	(.20)	—	(.35)	(.03)	—
Total Distributions	(.49)	(.65)	(.68)	(.49)	(.09)
Net asset value, end of period	17.32	16.05	13.08	13.70	13.02
Total Return (%)[c]	11.26	28.50	.40	9.25	4.88	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.84	1.96	2.28	4.09	5.72	[e,f]
Ratio of net expenses
to average net assets	1.84	1.82	1.85	1.84	1.76	[e]
Ratio of net investment income
to average net assets	2.31	2.58	2.45	1.93	1.53	[e]
Portfolio Turnover Rate	153.71	159.32[g] 168.59[g] 127.97[g] 105.86[d]
Net Assets, end of period ($ x 1,000)	103,906	47,923	7,500	2,734	2,211

a From December 30, 2005 (commencement of operations) to october 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class C was 5.64%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008 and 2007, were 144.34%, 152.77% and 116.54%, respectively.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007 [a]	2006	[b]
Per Share Data ($):
Net asset value, beginning of period	16.31	13.23	13.79	13.06	12.50
Investment Operations:
Investment income—net[c]	.54	.41	.48	.38	.27
Net realized and unrealized
gain (loss) on investments	1.42	3.40	(.27)	.92	.45
Total from Investment Operations	1.96	3.81	.21	1.30	.72
Distributions:
Dividends from investment income—net	(.37)	(.73)	(.42)	(.54)	(.16)
Dividends from net realized
gain on investments	(.20)	—	(.35)	(.03)	—
Total Distributions	(.57)	(.73)	(.77)	(.57)	(.16)
Net asset value, end of period	17.70	16.31	13.23	13.79	13.06
Total Return (%)	12.44	29.79	1.47	10.30	5.80	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.89	1.22	3.09	4.74	[e,f]
Ratio of net expenses
to average net assets	.82	.83	.85	.84	.76	[e]
Ratio of net investment income
to average net assets	3.30	3.23	3.49	2.93	2.53	[e]
Portfolio Turnover Rate	153.71	159.32[g] 168.59[g] 127.97[g] 105.86[d]
Net Assets, end of period ($ x 1,000)	328,703	126,509	4,080	1,393	1,158

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b From December 30, 2005 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class I was 4.67%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008 and 2007, were 144.34%, 152.77% and 116.54%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	7,928,311	—	7,928,311
Commercial
Mortgage-Backed	—	45,453,066	—	45,453,066
Corporate Bonds†	— 242,603,724		—	242,603,724
Foreign Government	— 477,407,007		—	477,407,007
Mutual Funds	25,397,517	—	—	25,397,517
Residential
Mortgage-Backed	—	1,445,950	—	1,445,950
U.S. Treasury	—	14,337,763	—	14,337,763
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	1,247,189	—	1,247,189
Futures††	576,069	—	—	576,069
Swaps††	—	1,392,090	—	1,392,090
Options Purchased	259,056	1,620,362	—	1,879,418

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(617,371)	—	(617,371)
Futures††	(616,260)	—	—	(616,260)
Swaps††	—	(9,349,606)	—	(9,349,606)
Options Written	—	(192)	—	(192)

† See Statement of Investments for country and industry classification.
Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2010,The Bank of New York Mellon earned $4,139 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009	($)	Purchases ($) Sales ($)	10/31/2010		($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	13,446,000		442,497,000 448,824,000	7,119,000.9
Dreyfus
Institutional
Cash
Advantage
Fund	9,017,634		66,601,278 57,340,395	18,278,517	2.3
Total	22,463,634		509,098,278 506,164,395	25,397,517	3.2

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2010, the Board of Trustees declared a cash dividend of $.131, $.100 and $.142 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2010 (ex-dividend date), to shareholders of record as of the close of business on October 29, 2010.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $27,743,213, undistributed capital gains $8,144,767 and unrealized appreciation $43,256,756.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $14,775,435 and $2,749,277 and long-term capital gains $1,744,686 and $0, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-downs gains and losses, foreign currency transactions, the treatment of swap periodic payments and consent fees, the fund decreased accumulated undistributed investment income-net by $4,827,329 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2010, was approximately $32,100 with a related weighted average annualized interest rate of 2.01%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Trust, theTrust has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2011, so that annual direct fund operating expenses (excluding taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. During the period ending October 31, 2010, there was no expense reimbursement pursuant to the undertaking.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Prior to January 1, 2010, each Board members received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Board members who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board members who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Trust directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable by certain other series of theTrust to the Manager, are in fact paid directly by the Manager to the non-interested Board members.

During the period ended October 31, 2010, the Distributor retained $103,792 from commissions earned on sales of the fund’s Class A shares and $58,466 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $618,178, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $736,087 and $206,059, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $125,180 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $43,494 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $465,263 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $405,659, Rule 12b-1 distribution plan fees $65,283, shareholder services plan fees $100,623, custodian fees $80,303, chief compliance officer fees $2,248 and transfer agency per account fees $19,142.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts,

financial futures, options transactions and swap transactions, during the period ended October 31, 2010, amounted to $1,281,670,552 and $892,339,002, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,4]	2,863,948	Interest rate risk[1,3,5]	(9,966,058)
Foreign exchange risk[2,6]	1,506,245	Foreign exchange risk[7]	(617,371)
Credit risk[4]	724,573	Credit risk	—
Gross fair value of
derivatives contracts	5,094,766		(10,583,429)

Statement of Assets and Liabilities location:

1 Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2 Outstanding options purchased, at value.
3 Outstanding options written, at value.
4 Unrealized appreciation on swap contracts.
5 Unrealized depreciation on swap contracts.
6 Unrealized appreciation on forward foreign currency exchange contracts.
7 Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Swaps[11]	Total
Interest rate	710,136	89,174	—	689,663	1,488,973
Foreign
exchange	—	(1,759,480)	21,279,602	—	19,520,122
Credit	—	—	—	1,536,564	1,536,564
Total	710,136	(1,670,306)	21,279,602	2,226,227	22,545,659

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[12]	Options[13]	Contracts[14]	Swaps[15]	Total
Interest rate	79,723	1,628,145	—	(8,894,534)	(7,186,666)
Foreign exchange	—	(993,248)	1,753,443	—	760,195
Credit	—	—	—	903,034	903,034
Total	79,723	634,897	1,753,443	(7,991,500)	(5,523,437)

Statement of Operations location:

8 Net realized gain (loss) on financial futures.
9 Net realized gain (loss) on options transactions.
10 Net realized gain (loss) on forward foreign currency exchange contracts.
11 Net realized gain (loss) on swap transactions.
12 Net unrealized appreciation (depreciation) on financial futures.
13 Net unrealized appreciation (depreciation) on options transactions.
14 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
15 Net unrealized appreciation (depreciation) on swap transactions.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding during the period ended October 31, 2010:

	Average Market Value ($)	Average Net Assets (%)
Interest rate futures contracts	145,133,156	23.74
Interest rate options contracts	1,719,390.28
Foreign currency options contracts	369,926.06
Forward contracts	354,833,860	58.04

The following summarizes the average notional value and percentage of average net assets of swap contracts outstanding during the period ended October 31, 2010:

	Average Notional Value ($)	Average Net Assets (%)
Interest rate swap contracts	96,725,759	15.82
Credit default swap contracts	28,875,020	4.72

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2009	9,508,000	630,380
Contracts written	36,360,000	1,293,973
Contracts terminated:
Contracts closed	24,368,000	1,601,853	1,492,058	109,795
Contracts outstanding
October 31, 2010	21,500,000	322,500

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 11/30/2010	9,530,000	9,325,200	9,299,257	(25,943)
British Pound,
Expiring 11/30/2010	9,410,000	14,816,327	15,074,540	258,213
Canadian Dollar,
Expiring 11/30/2010	5,460,000	5,324,751	5,349,500	24,749
Euro,
Expiring 11/1/2010	2,796,187	3,891,733	3,891,755	22
Euro,
Expiring 11/30/2010	50,820,000	70,970,130	70,704,973	(265,157)

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring
11/30/2010	5,553,605,000	68,411,843	69,032,514	620,671
Japanese Yen,
Expiring
11/30/2010	278,210,000	3,423,765	3,458,211	34,446
Malaysian Ringgit,
Expiring
11/30/2010	111,520,000	35,737,863	35,764,835	26,972
Mexican New Peso,
Expiring
11/30/2010	119,675,000	9,650,042	9,671,228	21,186
Norwegian Krone,
Expiring
11/30/2010	38,110,000	6,518,095	6,496,400	(21,695)
Norwegian Krone,
Expiring
11/30/2010	54,445,000	9,312,568	9,280,936	(31,632)
Polish Zloty,
Expiring
11/30/2010	93,145,000	32,841,478	32,604,739	(236,739)
South Korean Won,
Expiring
11/30/2010	19,923,650,000	17,664,376	17,680,940	16,564
Singapore Dollar,
Expiring
11/30/2010	20,330,000	15,687,273	15,716,306	29,033
Swedish Krona,
Expiring
11/30/2010	115,350,000	17,284,654	17,252,083	(32,571)
Sales:		Proceeds ($)
Brazilian Real,
Expiring
11/30/2010	17,330,000	10,297,088	10,124,260	172,828
Canadian Dollar,
Expiring 11/1/2010	514,066	503,754	504,036	(282)
Euro,
Expiring 11/1/2010	380,280	529,843	529,276	567
Euro,
Expiring 11/30/2010	1,100,000	1,530,430	1,530,411	19
Indonesian Rupiah,
Expiring
11/30/2010	67,543,980,000	7,561,176	7,519,257	41,919

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 11/1/2010	35,851,500	442,174	445,526	(3,352)
Gross Unrealized
Appreciation				1,247,189
Gross Unrealized
Depreciation				(617,371)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons,

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at October 31, 2010:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency Counterparty Fixed Rate (%) Expiration (Depreciation) ($)

80,445,000	USD—6 Month
	Libor	Citibank	(3.68)	5/5/2020	(8,840,141)
7,400,000	USD—6 Month	Goldman,
	Libor	Sachs & Co.	(2.54)	5/14/2014	(509,465)
1,800,000	EUR—6 Month	Goldman,
	Libor	Sachs & Co.	3.79	6/12/2019	246,238
3,700,000	EUR—1 Year	Goldman,
	Libor	Sachs & Co.	2.70	5/14/2014	184,019
1,340,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	114,115
14,200,000	JPY—6 Month
	Yenibor	JP Morgan	1.67	12/7/2017	13,621
33,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	5,953

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

205,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.13	2/16/2019	72,226
27,000,000	JPY—6 Month
	Yenibor	JP Morgan	2.08	7/28/2016	31,345
Gross Unrealized
Appreciation					667,517
Gross Unrealized
Depreciation					(9,349,606)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agree-

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

ments are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2010:

				(Pay)			Upfront
				Receive	Implied		Premiums
Reference		Notional		Fixed	Credit	Market	Received	Unrealized
Obligation		Amount ($)[2]		Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($)	Appreciation ($)

Sales Contracts:[1]
Dow Jones
CDX.NA.HY.15
Index
6/20/2015	†	3,750,000	[a]	5.00	4.89	375,486	349,087	724,573

† Expiration Date
Counterparty:

a JP Morgan
1 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3 Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At October 31, 2010, the cost of investments for federal income tax purposes was $760,858,643; accordingly, accumulated net unrealized appreciation on investments was $55,594,113, consisting of $57,628,723 gross unrealized appreciation and $2,034,610 gross unrealized depreciation.

The Fund 53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund, a series of The Dreyfus/Laurel Funds Trust (the “Fund”), including the statement of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and from December 30, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and from December 30, 2005 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than $.0595 per share as a capital gain dividend paid on December 29, 2009 in accordance with Section 852(b)(3)(c) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than $.1399 as a short-term capital gain dividend paid on December 29, 2009 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.Also, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries. The fund designates the maximum amount allowable but not less than $19,662,934 as income sourced from foreign countries for the fiscal year ended October 31, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code.The fund also designates the maximum amount allowable but not less than 34.80% as interest-related dividends in accordance with Sections 871(k) (1) and 881(e) of the Internal Revenue Code.Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011.

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 57

The Fund 59

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,115 in 2009 and $67,115 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,600 in 2009 and $8,600 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,430 in 2009 and $4,520  in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,802,000 in 2009 and $3,221,000 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)